As filed with the Securities and Exchange                      File No. 33-88334
Commission on September 7, 2001                                File No. 811-8934

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

--------------------------------------------------------------------------------
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 13

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 13

                        AETNA GENERATION PORTFOLIOS, INC.
                        ---------------------------------

             151 Farmington Avenue TS31, Hartford, Connecticut 06156
             -------------------------------------------------------
                                 (860) 275-3252

                            Michael Gioffre, Counsel
             10 State House Square, Hartford, Connecticut 06103-3602
             -------------------------------------------------------
                     (Name and Address of Agent for Service)

--------------------------------------------------------------------------------
It is proposed that this filing will become effective:

              X         on November 15, 2001 pursuant to paragraph (a)(1)
           --------

This Post-Effective Amendment No. 13 ("PEA 13") is filed to register Class S shares of Aetna Generation Portfolios, Inc. (the "Registrant") under the Investment Company Act of 1940 and to offer the Registrant's shares under the Securities Act of 1933. The Prospectus and Statement of Additional Information (Statement) for the Registrant's Class S shares that are included in this PEA 13 are to be used concurrently with and separately from the currently effective Prospectus and Statement of the Registrant.

                                  PARTS A AND B
                                  -------------

                        AETNA GENERATION PORTFOLIOS, INC.

                                   PROSPECTUS


                                     CLASS S

                          ______________________, 2001


                            AETNA ASCENT VP (Ascent)
                        AETNA CROSSROADS VP (Crossroads)
                            AETNA LEGACY VP (Legacy)

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who represents to the contrary has committed a criminal offense.


This Prospectus is for investors purchasing or considering purchase of Class S shares of the Fund.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

THE PORTFOLIOS' INVESTMENTS....................................................1

PORTFOLIO EXPENSES.............................................................9

OTHER CONSIDERATIONS..........................................................10

MANAGEMENT OF THE PORTFOLIOS..................................................11

INVESTMENTS IN AND REDEMPTIONS FROM THE PORTFOLIOS............................12

TAX INFORMATION...............................................................13

ADDITIONAL INFORMATION........................................................14

THE PORTFOLIOS' INVESTMENTS

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS, INVESTMENT PERFORMANCE

         o Aetna Generation Portfolios, Inc. (Fund) consists of 3 separate portfolios (Portfolios): AETNA Ascent VP (Ascent); Aetna Crossroads VP (Crossroads); and Aetna Legacy VP (Legacy). Below is a description of each Portfolio's INVESTMENT OBJECTIVE, the PRINCIPAL INVESTMENT STRATEGIES employed on behalf of each Portfolio, and the PRINCIPAL RISKS associated with investing in each Portfolio.

         o A performance BAR CHART is provided for each Portfolio. The bar chart shows changes in the Portfolio's performance from year to year. The fluctuation in returns illustrates each Portfolio's performance volatility. The chart is accompanied by the Portfolio's best and worst quarterly returns throughout the years presented in the bar chart.

         o A TABLE for each Portfolio shows its average annual total return. The table also compares the Portfolios' performance to the performance of broad-based securities market indices. Each index is a widely recognized, unmanaged index of securities. A Portfolio's past performance is not necessarily an indication of how it will perform in the future.

         o The performance numbers appearing in the bar charts and tables for each Portfolio do not reflect the deduction of any insurance fees or charges. If such charges were deducted, performance would be lower.


        o Additional information about the Portfolios' investment strategies and risks is included on page 10.


         o Aeltus Investment Management, Inc. (Aeltus) serves as investment adviser of the Portfolios.


Investment Objectives.

         ASCENT               seeks to provide CAPITAL APPRECIATION.

         CROSSROADS           seeks to provide TOTAL RETURN (i.e., income and
                              capital appreciation, both realized and
                              unrealized).

         LEGACY seeks to provide TOTAL RETURN CONSISTENT WITH PRESERVATION OF CAPITAL.

Principal Investment Strategies. Ascent, Crossroads and Legacy are asset allocation portfolios that have been designed for investors with different investment goals:

         o ASCENT is managed for investors seeking capital appreciation who generally have an INVESTMENT HORIZON EXCEEDING 15 YEARS AND WHO HAVE A HIGH LEVEL OF RISK TOLERANCE.

         o CROSSROADS is managed for investors seeking a balance between income and capital appreciation who generally have an INVESTMENT HORIZON EXCEEDING 10 YEARS AND WHO HAVE A MODERATE LEVEL OF RISK TOLERANCE.

         o LEGACY is managed for investors primarily seeking total return consistent with capital preservation who generally have an INVESTMENT HORIZON EXCEEDING 5 YEARS AND WHO HAVE A LOW LEVEL OF RISK TOLERANCE.

Under normal market conditions, Aeltus allocates the assets of each Portfolio, in varying degrees, among several classes of equities, fixed-income securities and money market instruments. Each Portfolio may invest up to 15% of its total assets in high-yield bonds. High-yield bonds are fixed income securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investor Services, Inc. or, if unrated, considered by Aeltus to be of comparable quality. To remain consistent with each Portfolio's investment objective and intended level of risk tolerance, Aeltus has instituted both a BENCHMARK PERCENTAGE ALLOCATION and a PORTFOLIO LEVEL RANGE ALLOCATION for each asset class. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Portfolio level range allows Aeltus to vary the securities in each Portfolio to take advantage of opportunities as market and economic conditions change.

Each Portfolio's benchmarks and ranges are described on the following page. The asset allocation limits apply at the time of purchase of a particular security.

Each Portfolio's asset allocation may vary from the benchmark allocation (within the permissible range) based on Aeltus' ongoing evaluation of the expected returns and risks of each asset class relative to other classes. Aeltus may vary each Portfolio's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria Aeltus evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers, and interest rate movements. In selecting individual securities, Aeltus considers such factors as expected dividend yields and growth rates, bond yields, and current relative values compared to historic averages.

Asset Class

                                      Ascent        Crossroads(1)       Legacy(2)       Comparative Index*
Equities

LARGE CAPITALIZATION STOCKS
Range                                 0-70%         0-50%               0-30%           S&P 500 Index
Benchmark                             35%           25%                 15%

SMALL-/MID-CAPITALIZATION STOCKS
Range                                 0-40%         0-30%               0-20%           Russell 2500 Index
Benchmark                             20%           15%                 10%

INTERNATIONAL STOCKS                                                                    Morgan Stanley Capital
Range                                 0-40%         0-30%               0-20%           International Europe,
Benchmark                             20%           15%                 10%             Australia and Far East Index

REAL ESTATE STOCKS                                                                      National Association of
Range                                 0-10%         0-10%               0-10%           Real Estate Investment Trusts
Benchmark                             5%            5%                  5%              Equity Index

Fixed Income

U.S. DOLLAR BONDS
Range                                 0-30%         0-60%               0-90%           Salomon Brothers Broad
Benchmark                             15%           30%                 45%             Investment Grade Index

INTERNATIONAL BONDS
Range                                 0-10%         0-10%               0-10%           Salomon Brothers Non-U.S.
Benchmark                             5%            5%                  5%              World Government Bond Index

Money Market Instruments

Range                                 0-30%         0-30%               0-30%           91-Day U.S. Treasury Bill Rate
Benchmark                             0%            5%                  10%

----------
* See page 8 for a description of each comparative index.
(1)Crossroads will invest no more than 60% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.
(2)Legacy will invest no more than 35% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

Principal Risks. THE SUCCESS OF EACH PORTFOLIO'S STRATEGY DEPENDS SIGNIFICANTLY ON AELTUS' SKILL IN CHOOSING INVESTMENTS AND IN ALLOCATING ASSETS AMONG THE DIFFERENT INVESTMENT CLASSES.

In addition, each asset type has risks that are somewhat unique, as described below. The performance of each Portfolio will be affected by these risks to a greater or lesser extent depending on the size of the allocation. The principal risks of investing in each Portfolio are those generally attributable to stock and bond investing.

For stock investments, those risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The risks associated with real estate securities include periodic declines in the value of real estate, generally, and declines in the rents and other income generated by real estate caused by such factors as periodic over-building.

For bonds, generally, when interest rates rise, bond prices fall. Also, economic and market conditions may cause issuers to default or go bankrupt. The value of high-yield bonds is even more sensitive to economic and market conditions than other bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

PORTFOLIO SHARES WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN A PORTFOLIO. THERE IS NO GUARANTY THE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVES. INVESTMENTS IN THE PORTFOLIOS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. Due to differences in tax treatment or other considerations, the interests of various contract owners participating in the Portfolios and the interests of qualified plans investing in the Portfolios might at some time be in conflict. The Fund's Board of Directors (Board) will monitor the Portfolios for any material conflicts and determine what action, if any, should be taken to resolve these conflicts.

Investment Performance


ASCENT                                 Year-by-Year Total Return*

[Graphic Omitted]
                                        Years ended December 31,

                            1996       1997       1998       1999       2000
                          ----------------------------------------------------
                           23.58%     19.90%     4.30%      14.35%     -0.67%

        [arrow up] Best Quarter:                 [arrow down] Worst Quarter
        second quarter 1997, up 10.91%           third quarter 1998, down 13.55%

                                                                AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN                 1 YEAR         5 YEARS        SINCE INCEPTION    INCEPTION DATE


Class R*                                    -0.67%          11.91%             12.82%            07/05/95
Russell 3000 Index**                        -7.46%          17.39%             18.60%            06/30/95
Ascent Composite***                         -2.17%          12.62%             13.47%            06/30/95


The performance table and bar chart provide an indication of the historical risk of an investment in Ascent. All figures assume reinvestment of dividends and distributions.


  * The bar chart and performance table reflect the returns of the Fund's Class R shares, which shares are not offered in this prospectus. The Fund's Class R shares will consist of the same portfolio of securities as will Class S. Unlike Class S shares, Class R shares are offered without a 0.25% distribution fee and therefore will have lower annual expenses than Class S shares. As a result, Class R shares will out perform Class S shares.
 ** The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
*** The Ascent Composite is comprised of the seven asset class indices listed on page 3 in weights that correspond to the particular benchmark weights applicable to Ascent. The composite benchmark may serve as a better comparison for the Portfolio because it is more representative of the actual securities and allocations of the Portfolio.

Investment Performance


CROSSROADS                       Year-by-Year Total Return*

[Graphic Omitted]

                                        Years ended December 31,

                            1996       1997       1998       1999       2000
                         ----------------------------------------------------
                           18.81%     17.57%     5.91%      10.22%      0.41%

        [arrow up] Best Quarter:                [arrow down] Worst Quarter
        second quarter 1997, up 8.90%           third quarter 1998, down 9.34%

                                                                 AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN                  1 YEAR         5 YEARS      SINCE INCEPTION      INCEPTION DATE


Class R*                                      0.41%          10.36%           11.18%             07/05/95
Russell 3000 Index**                         -7.46%          17.39%           18.60%             06/30/95
Crossroads Composite***                       1.22%          10.97%           11.71%             06/30/95


 The performance table and bar chart provide an indication of the historical risk of an investment in Crossroads. All figures assume reinvestment of dividends and distributions.


  * The bar chart and performance table reflect the returns of the Fund's Class R shares, which shares are not offered in this prospectus. The Fund's Class R shares will consist of the same portfolio of securities as will Class S. Unlike Class S shares, Class R shares are offered without a 0.25% distribution fee and therefore will have lower annual expenses than Class S shares. As a result, Class R shares will out perform Class S shares.
 ** The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which REPRESENTS approximately 98% of the investable U.S. equity market.
*** The Crossroads Composite is comprised of the seven asset class indices listed on page 3 in weights that correspond to the particular benchmark weights applicable to Crossroads. The composite benchmark may serve as a better comparison for the Portfolio because it is more representative of the actual securities and allocations of the Portfolio.

Investment Performance


LEGACY                     Year-by-Year Total Return*


[Graphic Omitted]

                                        Years ended December 31,

                            1996       1997       1998       1999       2000
                         ----------------------------------------------------
                           14.19%     14.50%      6.94%      7.10%      4.81%

        [arrow up] Best Quarter:                [arrow down] Worst Quarter
        second quarter 1997, up 7.20%           third quarter 1998, down 5.27%


                                                                 AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN                     1 YEAR         5 YEARS      SINCE INCEPTION       INCEPTION DATE


Class R*                                         4.81%          9.43%            10.14%              07/05/95
Saly BIG Index**                                11.59%          6.45%             7.02%              06/30/95
Legacy Composite***                              4.65%          9.25%             9.87%              06/30/95



 The performance table and bar chart provide an indication of the historical risk of an investment in Legacy. All figures assume reinvestment of dividends and distributions.


  * The bar chart and performance table reflect the returns of the Fund's Class R shares, which shares are not offered in this prospectus. The Fund's Class R shares will consist of the same portfolio of securities as will Class S. Unlike Class S shares, Class R shares are offered without a 0.25% distribution fee and therefore will have lower annual expenses than Class S shares. As a result, Class R shares will out perform Class S shares.
 ** The Salomon Brothers Broad Investment-Grade Bond Index (Saly BIG Index) is a market-weighted index that contains approximately 4,700 individually priced investment-grade bonds. The index includes U.S. Treasury/agency issues, mortgage pass through securities, and corporate issues.
*** The Legacy Composite is comprised of the seven asset class indices listed on page 3 in weights that correspond to the particular benchmark weights applicable to Legacy. The composite benchmark may serve as a better comparison for the Portfolio because it is more representative of the actual securities and allocations of the Portfolio.

Asset Class                      Benchmark Index
--------------------------------------------------------------------------------

Large Cap Stocks                 The Standard & Poor's 500 Index is a value-
                                 weighted, unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.

Small-/Mid-Cap Stocks            The Russell 2500 Index consists of the smallest
                                 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index.
                                 Each of these indices is unmanaged.

International Stocks             The Morgan Stanley Capital International-
                                 Europe, Australia, Far East Index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchange of countries in Europe, Australia and the Far East.

Real Estate Stocks               The National Association of Real Estate
                                 Investment Trusts Equity Index is a market-weighted total return of all tax-qualified real estate investment trusts listed on the New York
                                 Stock Exchange, American Stock Exchange and the
                                 NASDAQ National Market System.

U.S. Dollar Bonds                Salomon Brothers Broad Investment-Grade Bond
                                 Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. The index includes U.S. Treasury/Agency issues, mortgage pass-through securities and corporate issues.

International Bonds              The Salomon Brothers Non-U.S. World Government
                                 Bond Index serves as an unmanaged benchmark to evaluate the performance of government bonds with a maturity of one year or greater in the following 12 countries: Japan, United Kingdom,
                                 Germany, France, Canada, the Netherlands,
                                 Australia, Denmark, Italy, Belgium, Spain and
                                 Sweden.

Cash Equivalents                 Three-month Treasury bills are government-
                                 backed short-term investments considered to be risk-free, and equivalent to cash because their maturity is only three months.

PORTFOLIO EXPENSES

The following table describes Portfolio expenses. Shareholder fees are paid directly by shareholders. Annual Portfolio Operating Expenses are deducted from Portfolio assets every year, and are thus paid indirectly by all shareholders. Shareholders who acquired Portfolio shares through an insurance company separate account should refer to the applicable contract prospectus, prospectus summary or disclosure statement for a description of insurance charges which may apply.

                                                  SHAREHOLDER FEES
                                   (fees paid directly from your investment)

                                         Maximum Sales                   Maximum Deferred Sales Charge
                               Charge (Load) on Purchases (as a         (Load) (as a percentage of gross
                                percentage of purchase price)                 redemption proceeds)

Ascent                                     None                                        None
Crossroads                                 None                                        None
Legacy                                     None                                        None


                                                        CLASS S
                                        ANNUAL PORTFOLIO OPERATING EXPENSES(1)


                                (expenses that are deducted from Portfolio assets)


                                    Distribution                       Total          Fee Waiver/
                    Management         (12b-1)         Other         Operating          Expense             Net
                        Fee             Fees          Expenses       Expenses        Reimbursement        Expenses

Ascent(2)                0.60%            0.25%          0.15%           1.00%             0.00%             1.00%
Crossroads(3)            0.60%            0.25%          0.15%           1.00%             0.05%             0.95%
Legacy(3)                0.60%            0.25%          0.16%           1.01%             0.11%             0.90%

(1)Because Class S shares are new, the expenses shown above are based on expenses incurred by Class R shareholders for the year ended December 31, 2000, adjusted for differences in the distribution (12b-1) fee applicable to Class S.
(2)Aeltus is contractually obligated through December 31, 2001 to waive a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of other expenses in order to maintain a certain expense ratio. Actual expenses for this Portfolio for the period ended December 31, 2000 were at contractual limits.
(3)Aeltus is contractually obligated through December 31, 2001 to waive a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of other expenses in order to ensure that the Portfolio's total operating expenses do not exceed the percentage of the Portfolio's average daily net assets reflected in the table under Net Expenses.


EXAMPLE

The following example is designed to help you compare the costs of investing in the Portfolios with the costs of investing in other mutual funds. Using the Annual Portfolio Operating Expense percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:

                                        1 YEAR*                     3 YEARS*

Ascent                                     $                           $
Crossroads                                 $                           $
Legacy                                     $                           $


THIS EXAMPLE SHOULD NOT BE CONSIDERED AN INDICATION OF PRIOR OR FUTURE EXPENSES. ACTUAL EXPENSES FOR THE CURRENT YEAR MAY VARY FROM THOSE SHOWN.

*Aeltus is contractually obligated to waive fees and/or reimburse expenses through December 31, 2001. Therefore, all figures reflect a waiver/reimbursement for the first year of the period.

OTHER CONSIDERATIONS

In addition to the principal investments and strategies described above, the Portfolios may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed below and in the Statement of Additional Information (SAI).

Futures Contracts and Options. Each Portfolio may enter into futures contracts and use options. The Portfolios primarily use futures contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Portfolios also may use these instruments for speculation (investing for potential income or capital gain).

         o Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

         o Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for a Portfolio as a whole, it adds to the Portfolio's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

Swaps. Each Portfolio may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. The Portfolios are not limited to any particular form or variety of swap agreement if Aeltus determines it is consistent with a Portfolio's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If Aeltus incorrectly forecasts such change, a Portfolio's performance might be less than if the Portfolio had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, a Portfolio's loss will consist of the net amount of contractual payments that a Portfolio has not yet received. Aeltus will monitor the creditworthiness of counterparties to a Portfolio's swap transactions on an ongoing basis.

Defensive Investing. In response to unfavorable market conditions, each Portfolio may make temporary investments that are not consistent with its principal investment objective and policies.

Portfolio Turnover. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year. For the fiscal year ended December 31, 2000, Ascent, Crossroads and Legacy each had a portfolio turnover rate in excess of 150%. A high portfolio turnover rate increases a Fund's transaction cost.

MANAGEMENT OF THE PORTFOLIOS

Aeltus Investment Management, Inc., 10 State House Square, Hartford, Connecticut 06103-3602, serves as investment adviser to each Portfolio. Aeltus is responsible for managing the assets of each Portfolio in accordance with its investment objective and policies, subject to oversight by the Board. Aeltus has acted as adviser or subadviser to mutual funds since 1994 and has managed institutional accounts since 1972.

Advisory Fees

Listed below are the aggregate advisory fees paid by each Portfolio for its most recent fiscal year. These numbers reflect the advisory fees after fee waiver, if applicable. See the Annual Portfolio Operating Expenses table for the advisory fee (Management Fee) Aeltus was entitled to receive.

  Portfolio Name          Aggregate Advisory Fees as a Percentage of Average Net
  --------------          ------------------------------------------------------
                                Assets for Year Ended December 31, 2000
                                ---------------------------------------

  Ascent                                          0.60%
  Crossroads                                      0.55%
  Legacy                                          0.49%


Portfolio Management

NEIL KOCHEN, Managing Director, Aeltus, has been the lead portfolio manager and asset allocation strategist for the Portfolios since December 1999. Mr. Kochen heads a team of investment professionals, each of whom specializes in a particular asset class. Mr. Kochen has been with Aeltus since 1995 and previously served as head of fixed income quantitative research and head of investment strategy and policy.

INVESTMENTS IN AND REDEMPTIONS FROM THE PORTFOLIOS

Investors purchasing shares in connection with an insurance company contract or policy should refer to the documents pertaining to the contract or policy for information on how to direct investments in or redemptions from (including making exchanges into or out of) the Portfolios, and any fees that may apply.


Class S shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Class S Distribution Plan, Aeltus Capital, Inc.
(ACI), the Fund's principal underwriter, is paid an annual distribution fee at the rate of 0.25% of the average daily net assets of the Class S shares of the Portfolios. The distribution fee may be used to cover expenses incurred in promoting the sale of Class S shares. ACI may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates. Because these fees are paid out on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Orders for the purchase or redemption of Portfolio shares that are received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) are effected at the net asset value (NAV) per share determined that day, as described below. Shares of the Portfolios are offered to insurance company separate accounts that fund annuity and life insurance contracts and to certain tax-qualified retirement plans. The insurance company has been designated an agent of each Portfolio for receipt of purchase and redemption orders. Therefore, receipt of an order by the insurance company constitutes receipt by a Portfolio, provided that the Portfolio receives notice of the order by 9:30 a.m. eastern time the next day on which the New York Stock Exchange is open for trading.

Net Asset Value. The NAV of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time).

In calculating the NAV, securities are valued primarily by independent pricing services using market quotations. Short-term debt securities maturing in 60 days or less are valued using amortized cost. Securities for which market quotations are not readily available are valued at their fair value, subject to procedures adopted by the Board. With respect to any Portfolio that invests in foreign securities, because those securities may be traded on markets that are open on days when the Portfolio does not price its shares, the Portfolio's value may change even though Portfolio shareholders may not be permitted to sell or redeem Portfolio shares.

Business Hours. The Portfolios are open on the same days as the New York Stock Exchange (generally, Monday through Friday). Representatives are available from 8:00 a.m. to 8:00 p.m. eastern time Monday through Friday.

Each Portfolio may refuse to accept any purchase order, especially if as a result of such order, in Aeltus' judgment, it would be too difficult to invest effectively in accordance with a Portfolio's investment objective.

The Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

The Portfolios are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Portfolios reserve the right to reject any specific purchase or exchange request, including a request made by a market timer.

TAX INFORMATION

Each Portfolio intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (Code), including requirements with respect to diversification of assets, distribution of income and sources of income. As a regulated investment company, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains.

Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for those investors who acquire shares through variable annuity contracts and variable life insurance policies so that those contract owners and policy owners should not be subject to federal tax on distributions from the Portfolios to the insurance company separate accounts. Contract owners and policy owners should review the applicable contract prospectus, prospectus summary or disclosure statement for information regarding the personal tax consequences of purchasing a contract or policy.

Dividends and Distributions. Dividends and capital gains distributions, if any, are paid on an annual basis usually in June. To comply with federal tax regulations, a Portfolio may also pay an additional capital gains distribution, usually in June.

Both income dividends and capital gains distributions are paid by each Portfolio on a per share basis. As a result, at the time of payment, the share price of the Portfolio will be reduced by the amount of the payment.

ADDITIONAL INFORMATION


The SAI, which is incorporated by reference into this Prospectus, contains additional information about each Portfolio.

You may request free of charge the current SAI or other information about the Portfolios, by calling 1-800-262-3862 or writing to:


                           Aetna Generation Portfolios, Inc.
                                 151 Farmington Avenue
                           Hartford, Connecticut 06156-8962

The SEC also makes available to the public reports and information about the Portfolios. Certain reports and information, including the SAI, are available on the EDGAR Database on the SEC's web site (http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call 1-202-942-8090 to get information about the operations of the public reference room. You may obtain copies of reports and other information about the Portfolios, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-8934.

                        AETNA GENERATION PORTFOLIOS, INC.

                                     CLASS S

           STATEMENT OF ADDITIONAL INFORMATION DATED ___________, 2001

This Statement of Additional Information (Statement) is not a Prospectus and should be read in conjunction with the current Class S Prospectus for Aetna Generation Portfolios, Inc. (AGPI). Capitalized terms not defined herein are used as defined in the Prospectus.

AGPI each are authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions (individually, a "Portfolio" and collectively, the "Portfolios"). AGPI currently has authorized three Portfolios:


o    Aetna Ascent VP (Ascent)
o    Aetna Crossroads VP (Crossroads)
o    Aetna Legacy VP (Legacy)


A free copy of AGPI's Class S Prospectus is available upon request by writing to: 151 Farmington Avenue, Hartford, Connecticut 06156, or by calling:
1-800-262-3862.

                                TABLE OF CONTENTS


GENERAL INFORMATION...........................................................3
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES...............................3
INVESTMENT TECHNIQUES, RISK FACTORS AND OTHER CONSIDERATIONS..................5
DIRECTORS AND OFFICERS.......................................................18
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...................................21
INVESTMENT ADVISORY AGREEMENTS...............................................21
ADMINISTRATIVE SERVICES AGREEMENTS...........................................22
CUSTODIAN....................................................................22
TRANSFER AGENT...............................................................23
INDEPENDENT AUDITORS.........................................................23
PRINCIPAL UNDERWRITER........................................................23
DISTRIBUTION SERVICING ARRANGEMENTS..........................................23
PURCHASE AND REDEMPTION OF SHARES............................................24
BROKERAGE ALLOCATION AND TRADING POLICIES....................................24
NET ASSET VALUE..............................................................25
TAX STATUS...................................................................26
PERFORMANCE INFORMATION......................................................27

                               GENERAL INFORMATION


Organization AGPI was incorporated in Maryland in 1994.

Classes The Board of Directors (Board) has the authority to subdivide each Portfolio into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the Portfolio equal to each other share in that Portfolio. Shares of each Portfolio currently are classified into two classes. Class S shares are offered through this Statement and the corresponding Prospectus. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the distribution fees borne by Class S; (b) the expenses allocable exclusively to each class; and (c) the voting rights on matters exclusively affecting a single class.

Capital Stock Shares of each Portfolio have no preemptive or conversion rights. Each share of a Portfolio has the same rights to share in dividends declared by that Portfolio. Upon liquidation of any Portfolio, shareholders in that Portfolio are entitled to share pro rata in the net assets of the Portfolio available for distribution to shareholders. Shares of each Portfolio are fully paid and nonassessable.

Voting Rights Shareholders of each Portfolio are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided), and on other matters submitted to the vote of shareholders. Participants who select a Portfolio for investment through their variable annuity contract (VA Contract) or variable life insurance policy (VLI Policy) are not the shareholders of the Portfolio. The insurance companies who issue the separate accounts are the true shareholders, but generally pass through voting to Participants as described in the prospectus for the applicable VA Contract or VLI Policy. Once the initial Board is elected, no meeting of the shareholders for the purpose of electing Directors will be held unless and until such time as less than a majority of the Directors holding office have been elected by the shareholders, or shareholders holding 10% or more of the outstanding shares request such a vote. The Directors then in office will call a shareholder meeting for election of Directors. Vacancies occurring between any such meeting shall be filled as allowed by law, provided that immediately after filling any such vacancy, at least two-thirds of the Directors holding office have been elected by the shareholders. Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors. Directors of AGPI may be removed at any meeting of shareholders by the vote of a majority of all shares entitled to vote. Any Director may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

1940 Act Classification AGPI is an open-end management investment company, as that term is defined under the Investment Company Act of 1940 (1940 Act). Each Portfolio is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

The investment objectives and certain investment policies of each Portfolio are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without the approval of a majority of the outstanding voting securities of that Portfolio. This means the lesser of (a) 67% of the shares of a Portfolio present at a shareholders' meeting if the holders of more than 50% of the shares of that Portfolio then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Portfolio.

As a matter of fundamental policy, a Portfolio will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Portfolio's total assets. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are excluded from this restriction;

(2) concentrate its investments in any one industry, although a Portfolio may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, each Portfolio will classify finance companies as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, the Portfolios will classify real estate stocks as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not apply to any Portfolio's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         Additionally, investments in the following shall not be subject to the 25% limitation: securities invested in, or repurchase agreements for, U.S. Government securities, certificates of deposit, bankers' acceptances, and securities of banks;

(3) make loans, except that, to the extent appropriate under its investment program, a Portfolio may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Portfolio's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) a Portfolio may enter into commitments to purchase securities in accordance with that Portfolio's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Portfolio may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Portfolio may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Portfolio may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; and (ii) may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Portfolio holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that a Portfolio may, to the extent appropriate under its investment program: (i) purchase securities of companies engaged in such activities; (ii) enter into transactions in financial and index futures contracts and related options; and (iii) enter into forward currency contracts;

(7) borrow money, except that (i) a Portfolio may enter into certain futures contracts and options related thereto; (ii) a Portfolio may enter into commitments to purchase securities in accordance with that Portfolio's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Portfolio may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Portfolio may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Portfolio's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Portfolio's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Portfolio will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test;

(8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by a Portfolio, that Portfolio may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. A Portfolio will not:

(1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Portfolio as described in this Statement and in the Prospectus;

(2) invest in companies for the purpose of exercising control or management;

(3) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

(4) invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A under, or securities offered pursuant to
         Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. Aeltus Investment Management, Inc. (Aeltus), the Funds' investment adviser, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;

(5) invest more than 15% of the total value of its assets in high yield bonds (securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by Aeltus to be of comparable quality).

Where a Portfolio's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number (2), industry classifications are determined in accordance with the classifications established by the Standard & Poor's Corporation.

          INVESTMENT TECHNIQUES, RISK FACTORS AND OTHER CONSIDERATIONS

Options, Futures and Other Derivative Instruments

Each Portfolio may use certain derivative instruments as a means of achieving its investment objective. Each Portfolio may use the derivative instruments described below and in the Prospectus. For purposes other than hedging, a Portfolio will invest no more than 5% of its assets in derivatives, which at the time of purchase are considered by management to involve high risk to the Portfolio, such as inverse floaters and interest-only and principal-only debt instruments.

Derivatives that may be used by a Portfolio include forward contracts, swaps, structured notes, futures and options. Each Portfolio may invest up to 30% of its assets in derivatives for hedging purposes or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. Mortgage-related and asset-backed securities other than those described in the preceding paragraph, STRIPS (Separate Trading of Registered Interest and Principal of Securities) and forward exchange contracts are not subject to this 30% limitation.

The following provides additional information about those derivative instruments each Fund may use.

Futures Contracts Each Portfolio may enter into futures contracts and options thereon subject to the restrictions described below under "Additional Restrictions on the Use of Futures and Option Contracts." A Portfolio may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodities Futures Trading Commission (CFTC).


A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.


Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Portfolio is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Portfolio relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.


When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends as well as the expenses associated with creating the hedge.

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.


Sales of futures contract which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by a Portfolio with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Portfolio's futures contracts. A margin deposit is intended to assure the Portfolio's performance under the terms of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to the Portfolio. These daily payments to and from a Portfolio are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Portfolio will mark-to-market the current value of its open futures contracts. Each Portfolio expects to earn interest income on its initial margin deposits.

When a Portfolio buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

A Portfolio can buy and write (sell) options on futures contracts. A Portfolio may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 100% of Ascent, 60% of Crossroads or 30% of Legacy's total assets at market value at the time of entering into a contract and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts. See "Call and Put Options" below for additional restrictions.

Call and Put Options Each Portfolio may purchase and write (sell) call options and put options on securities, indices and futures as discussed in the Prospectus, subject to the restrictions described in this section and under "Additional Restrictions on the Use of Futures and Option Contracts." A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Portfolio may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of Aeltus.

A Portfolio will not write a put if it will require more than 50% of the Portfolio's net assets to be designated to cover all put obligations. No Portfolio may buy put options if more than 3% of its assets immediately following such purchase would consist of put options. Each Portfolio may purchase a put option on a security that it already owns and on stock indices; each Portfolio may also purchase a put option on a security that it does not own. No Portfolio will write a call option on a security unless the call is "covered" (i.e., it already owns the underlying security). Securities it "already owns" include any stock which it has the right to acquire without any additional payment, at its discretion for as long as the call remains outstanding. This restriction does not apply to the writing of calls on securities indices or futures contracts. No Portfolio is permitted to write call options on when-issued securities. The Portfolios purchase call options on indices primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Portfolio may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner.


So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).


A Portfolio may write calls on securities indices and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Portfolio would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Portfolio's obligation might be more or less than the premium received when it originally wrote the option. Further, a Portfolio might occasionally not be able to close the option because of insufficient activity in the options market.


In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.


If a put option is sold by a Portfolio, the Portfolio will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

A Portfolio may purchase put options when Aeltus believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options may be used to protect a Portfolio's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Portfolio, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Portfolio will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Portfolio for writing call options will be recorded as a liability in the statement of assets and liabilities of that Portfolio. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Portfolio when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Portfolio. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Portfolio to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Portfolio will be able to effect a closing transaction at a favorable price. If a Portfolio cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Portfolio will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

Foreign Futures Contracts and Foreign Options Each Portfolio may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (NFA) nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Options on Foreign Currencies Each Portfolio may write and purchase calls on foreign currencies. A Portfolio may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Portfolio collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to a Portfolio's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Portfolio is covered if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

Additional Restrictions on the Use of Futures and Option Contracts CFTC regulations require that to prevent a Portfolio from being a commodity pool, each Portfolio enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, each Portfolio expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Portfolio in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for future contracts and premiums for options will not exceed 5% of a Portfolio's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

Forward Exchange Contracts Each Portfolio may enter into forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Portfolio may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Portfolio may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of Aeltus to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Portfolio may experience losses or gains on both the underlying security and the cross currency hedge.

Each Portfolio may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Portfolio of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, Aeltus must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although the Portfolios value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolios at one rate, while offering a lesser rate of exchange should the Portfolios desire to resell that currency to the dealer.

Swap Transactions Each Portfolio may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. Swap transactions are described in the Prospectus. A Portfolio will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Portfolio and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Mortgage-Related Debt Securities

The Portfolios may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The full faith and credit of the federal government do not explicitly guarantee the obligations of FNMA and FHLMC.

Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Portfolio might be converted to cash, and the Portfolio could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

CMOs and REMICs are securities, which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government such as GNMA or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter the cash flow.

Asset-Backed Securities


Each Portfolio may invest in asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.


Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

The collateral behind certain asset-backed securities (such as CARs and CARDs) tends to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

STRIPS (Separate Trading of Registered Interest and Principal of Securities)


Each Portfolio may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.


Additional Risk Factors in Using Derivatives


In addition to any risk factors which may be described elsewhere in this section, or in the Prospectus, the following sets forth certain information regarding the potential risks associated with a Portfolio's transactions in derivatives.

Risk of Imperfect Correlation A Portfolio's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the assets being hedged. If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Portfolio might not be successful and the Portfolio could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Portfolio's overall return could be less than if the hedging transactions had not been undertaken.

Potential Lack of a Liquid Secondary Market Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Portfolio will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Portfolio which could require the Portfolio to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, or the relevant portion thereof.


The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


Risk of Predicting Interest Rate Movements Investments in futures contracts on fixed income securities and related indices involve the risk that if Aeltus' judgment concerning the general direction of interest rates is incorrect, the overall performance of a Portfolio may be poorer than if it had not entered into any such contract. For example, if a Portfolio has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

Trading and Position Limits Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Portfolios do not believe that these trading and position limits will have an adverse impact on their hedging strategies.

Counterparty Risk With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for a Portfolio.


Foreign Securities


Each Portfolio may invest in foreign securities subject to the limits described above and in the Prospectus. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Because each Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Portfolios might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.


All these risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East, than in more established markets, such as Western Europe.

Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

Debt Securities


Each Portfolio may invest in debt securities. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards approved by the Board. Under a repurchase agreement, a Portfolio may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of a Portfolio. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from a Portfolio. In that event, the Portfolio may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, a Portfolio's ability to liquidate the collateral may be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Portfolio.


Variable Rate Demand Instruments


Each Portfolio, may invest in variable rate demand instruments. Variable rate demand instruments held by a Portfolio may have maturities of more than one year, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Portfolio will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Portfolio may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Portfolio will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities.


High-Yield Bonds


Each Portfolio may invest in high yield bonds, subject to the limits described above and in the Prospectus. High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's and S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by Aeltus. These securities include:


(a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;

(b) preferred stocks that have yields comparable to those of high-yielding debt securities; and

(c) any securities convertible into any of the foregoing.


Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in the net asset value of a Portfolio. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Portfolio's objectives,

Aeltus seeks to identify situations in which Aeltus believes that future developments will enhance the creditworthiness and the ratings of the issuer.


Some of the risks associated with high yield bonds include:

Sensitivity to Interest Rate and Economic Changes High yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.


Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and the net asset value of a Portfolio. Furthermore, in the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

Payment Expectations High yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolios, may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.


Liquidity and Valuation Risks Some issuers of high yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.


Limitations of Credit Ratings The credit ratings assigned to high yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, Aeltus primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Portfolio's investment objective may be more dependent on Aeltus' own credit analysis than might be the case for a fund which does not invest in these securities.


Zero Coupon and Pay-in-Kind Securities


Each Portfolio may invest in zero coupon securities and each Portfolio may invest in pay-in-kind securities. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Portfolio may realize no return on its investment, because these securities do not pay cash interest.


Supranational Agencies


Each Portfolio may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.


Borrowing


Each Portfolio may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. Each Portfolio may borrow for leveraging purposes only if after the borrowing, the value of the Portfolio's net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of a Portfolio since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds. The Portfolios do not intend to borrow for leveraging purposes, except that they may invest in leveraged derivatives which have certain risks as outlined above.


Bank Obligations


Each Portfolio may invest in obligations issued by domestic or foreign banks (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit).

Equity Securities

Each Portfolio may invest in equity securities. Equity securities are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk.


Equity Securities of Smaller Companies


Each Portfolio, may invest in equity securities issued by U.S. companies with smaller market capitalizations. These companies may be in an early developmental stage or may be older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of small-capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or unanticipated unfavorable developments affecting the companies. Securities of small-capitalization companies tend to offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks include: limited marketability; more abrupt or erratic market movements than securities of larger capitalization companies; and less publicly available information about the company and its securities. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.

Real Estate Securities


Each Portfolio may invest in real estate securities, including interests in real estate investment trusts (REITs), real estate development, real estate operating companies, and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both.


Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

Convertibles


Each Portfolio may invest in convertible securities. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Portfolio Turnover

The portfolio turnover rates for Ascent and Crossroads were higher in 2000 than in 1999 because of increased volatility within each of the markets in which they allocate assets, particularly the equity markets.

                             DIRECTORS AND OFFICERS

The investments and administration of AGPI are under the supervision of its Board. The Directors and executive officers and their principal occupations for the past five years are listed below. Those Directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). Directors and officers hold the same positions with other investment companies in the same Fund Complex: Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Variable Portfolios, Inc. and Aetna Series Fund, Inc.


-------------------------------------- ------------------------- --------------------------------------------------------
                                                                    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS (AND
                                                                   POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL
                NAME,                      POSITION(S) HELD                     UNDERWRITERS OF THE FUND)
           ADDRESS AND AGE                  WITH EACH FUND
-------------------------------------- ------------------------- --------------------------------------------------------

J. Scott Fox*                          Director and President    Chief Executive Officer (July 2001 to present),
10 State House Square                  (Principal Executive      President (April 2001 to present), Director, Chief
Hartford, Connecticut                  Officer)                  Operating Officer (April 1994 to present), Chief
Age 46                                                           Financial Officer (April 1994 to July 2001), Managing
                                                                 Director (April 1994 to April 2001), Aeltus Investment
                                                                 Management, Inc.; Executive Vice President (April 2001 to
                                                                 present), Director, Chief Operating Officer (February 1995 to present), Chief Financial Officer, Managing Director
                                                                 (February 1995 to April 2001), Aeltus Capital, Inc.; Senior
                                                                 Vice President - Operations, Aetna Life Insurance and
                                                                 Annuity Company, March 1997 to December 1997.
-------------------------------------- ------------------------- --------------------------------------------------------

                                                        18

------------------------------------- ------------------------- --------------------------------------------------------
John G. Turner*                        Director                  Vice Chairman, ING Americas, September 2000 to
20 Washington Avenue, South                                      present; Director, Aeltus Investment Management, Inc.,
Minneapolis, Minnesota                                           April 2001 to present; Chairman and Chief Executive
Age 62                                                           Officer, ReliaStar, July 1993 to September 2000.
-------------------------------------- ------------------------- --------------------------------------------------------
Wayne F. Baltzer                       Vice President            Vice President, Aeltus Investment Management, Inc.,
10 State House Square                                            December 2000 to present; Vice President, Aeltus
Hartford, Connecticut                                            Capital, Inc., May 1998 to present; Vice President,
Age 58                                                           Aetna Investment Services, Inc., July 1993 to May 1998.
-------------------------------------- ------------------------- --------------------------------------------------------
Albert E. DePrince, Jr.                Director                  Director, Business and Economic Research Center, 1999
3029 St. Johns Drive                                             to present, and  Professor, Middle Tennessee State
Murfreesboro, Tennessee                                          University, 1991 to present.
Age 60

-------------------------------------- ------------------------- --------------------------------------------------------

Stephanie A. DeSisto                   Vice President,           Senior Vice President, Mutual Fund Administration and
10 State House Square                  Treasurer and Chief       Assistant Treasurer, Aeltus Investment Management,
Hartford, Connecticut                  Financial Officer         Inc., April 2001 to present; Vice President, Mutual
Age 48                                 (Principal Financial      Fund Accounting, Aeltus Investment Management, Inc.,
                                       and Accounting Officer)   November 1995 to April 2001.
-------------------------------------- ------------------------- --------------------------------------------------------

Maria T. Fighetti                      Director                  Associate Commissioner for Contract Management, Health
325 Piermont Road                                                Services, New York City Department of Mental Health,
Closter, New Jersey                                              Mental Retardation and Alcohol Services, 1996 to present.
Age 58
-------------------------------------- ------------------------- --------------------------------------------------------
Michael J. Gioffre                     Secretary                 Senior Vice President (April 2001 to present), Counsel
10 State House Square                                            (July 2001 to present) and Secretary (July 2000 to
Hartford, Connecticut                                            present) Assistant General Counsel (July 2000 to July
Age 37                                                           2001), Aeltus Investment Management, Inc.; Senior Vice
                                                                 President (April 2001 to present) Assistant General
                                                                 Counsel and Secretary (July 2000 to present), Aeltus
                                                                 Capital, Inc.; Counsel, Aetna Financial Services,
                                                                 Inc., May 1998 to July 2000; Compliance Officer,
                                                                 Aeltus Investment Management, Inc., July 1996 to May
                                                                 1998.
-------------------------------------- ------------------------- --------------------------------------------------------
David L. Grove                         Director                  Private Investor; Economic/Financial Consultant,
5 The Knoll                                                      December 1985 to present.
Armonk, New York
Age 83
-------------------------------------- ------------------------- --------------------------------------------------------
Sidney Koch                            Director                  Financial Adviser, self-employed, January 1993 to
455 East 86th Street                                             present.
New York, New York
Age 66

-------------------------------------- ------------------------- --------------------------------------------------------

-------------------------------------- ------------------------- --------------------------------------------------------
Frank Litwin                           Vice President            Executive Vice President (April 2001 to present) and
10 State House Square                                            Managing Director (August 1997 to April 2001), Aeltus
Hartford, Connecticut                                            Investment Management, Inc.; Executive Vice President
Age 52                                                           (April 2001 to present) and Managing Director (May
                                                                 1998 to April 2001), Aeltus Capital, Inc.; Vice
                                                                 President, Fidelity Investments Institutional Services
                                                                 Company, April 1992 to August 1997.
-------------------------------------- ------------------------- --------------------------------------------------------

Corine T. Norgaard                     Director                  Dean of the Barney School of Business, University of
556 Wormwood Hill                                                Hartford (West Hartford, CT), August 1996 to present.
Mansfield Center, Connecticut
Age 64
-------------------------------------- ------------------------- --------------------------------------------------------
Richard G. Scheide                     Director                  Principal, LoBue Associates Inc., October 1999 to
11 Lily Street                                                   present; Trust and Private Banking Consultant, David
Nantucket, Massachusetts                                         Ross Palmer Consultants, July 1991 to present.
Age 72
-------------------------------------- ------------------------- --------------------------------------------------------

During the year ended December 31, 2000, members of the Board who are also directors, officers or employees of the adviser or its affiliates were not entitled to any compensation from AGPI. For the year ended December 31, 2000, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.


----------------------- --------------- --------------- -------------- -------------- --------------- --------------- --------------

                          AGGREGATE       AGGREGATE       AGGREGATE     AGGREGATE       AGGREGATE       AGGREGATE         TOTAL
    NAME OF PERSON       COMPENSATION    COMPENSATION    COMPENSATION  COMPENSATION    COMPENSATION    COMPENSATION    COMPENSATION
       POSITION           FROM AETNA      FROM AETNA      FROM MONEY   FROM BALANCED   FROM BOND VP    FROM GROWTH       FROM THE
                           VARIABLE       GENERATION        MARKET                                     AND INCOME     FUNDS AND FUND
                          PORTFOLIOS,     PORTFOLIOS,                                                                  COMPLEX PAID
                             INC.            INC.                                                                      TO DIRECTORS
----------------------- --------------- --------------- -------------- -------------- --------------- --------------- --------------
Corine Norgaard
Director                  $ 9,181         $ 2,132         $ 4,655        $ 7,162         $ 2,856        $ 31,408         $ 78,500
----------------------- --------------- --------------- -------------- -------------- --------------- --------------- --------------
Sidney Koch
Director                    9,181           2,132           4,655          7,162           2,856          31,408           78,500
----------------------- --------------- --------------- -------------- -------------- --------------- --------------- --------------
Maria T. Fighetti*
Director                    9,474           2,200           4,803          7,390           2,947          32,409           81,000
----------------------- --------------- --------------- -------------- -------------- --------------- --------------- --------------
Richard G. Scheide
Director, Chairperson       9,766           2,268           4,951          7,618           3,037          33,409           83,500
Audit Committee
----------------------- --------------- --------------- -------------- -------------- --------------- --------------- --------------
David L. Grove*
Director, Chairperson       9,930           2,306           5,034          7,746           3,089          33,970           84,903
Contract Committee
----------------------- --------------- --------------- -------------- -------------- --------------- --------------- --------------
Albert E. DePrince, Jr.*
Director, Chairperson      10,187           2,366           5,165          7,946           3,168          34,848           87,097
Contract Committee**

----------------------- --------------- --------------- -------------- -------------- --------------- --------------- --------------
   * During the fiscal year ended December 31, 2000, Ms. Fighetti, Dr. Grove and Dr. DePrince elected to defer $24,000,
     $84,903 and $4,800,  respectively,  of their compensation from the Fund Complex.
  ** Dr. DePrince replaced Dr. Grove as chairperson of the Contracts Committee as of April 2000.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of July 31, 2001, Aetna Life Insurance and Annuity Company (ALIAC) and its affiliates owned 100% of the Class R of AGPI, were allocated to variable annuity and variable life insurance separate accounts to fund obligations under VA Contracts and VLI Policies. Contract holders in these separate accounts are provided the right to direct the voting of Fund or Portfolio shares at shareholder meetings. ALIAC and its affiliates vote the shares that they own in these separate accounts in accordance with contract holders' directions. Undirected shares of a Portfolio will be voted for each account in the same proportion as directed shares.

As of July 31, 2001, officers and Directors owned less than 1% of the outstanding shares of each Fund or Portfolio.


ALIAC is an indirect parent company of Aeltus. ALIAC is also an indirect wholly owned subsidiary of ING Groep N.V. (ING). ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees. ING's principal executive offices are located at Strawinskylaan 2631, 1077 zz Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

                         INVESTMENT ADVISORY AGREEMENTS


AGPI, on its own behalf or on behalf of its Portfolios, entered into an investment advisory agreement(s) (Advisory Agreements) appointing Aeltus as the Investment Adviser of its Portfolios. Under the Advisory Agreements and subject to the supervision of the Board, Aeltus has responsibility for supervising all aspects of the operations of each Portfolio including the selection, purchase and sale of portfolio securities. Under the Advisory Agreements, Aeltus is given the right to delegate any or all of its obligations to a subadviser.

The Advisory Agreements provide that Aeltus is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as officers or Directors and that each Portfolio is responsible for payment of all other of its costs.

Listed below are the Advisory Fees that Aeltus is entitled to receive from each Portfolio at an annual rate based on average daily net assets of each Portfolio.


                    Portfolio                               Advisory Fee
                    ---------                               ------------


                    Ascent                                  0.60%
                    Crossroads                              0.60%
                    Legacy                                  0.60%

For the years ended December 31, 2000, 1999 and 1998, investment advisory fees were paid to Aeltus and ALIAC (for the period January 1, 1997 to April 30, 1998) as follows:

Year Ended December 31, 2000
----------------------------
                                      Total Investment                                     Net Advisory
                                       Advisory Fees               Waiver                   Fees Paid
                                       -------------               ------                   ---------

  Ascent                                 $1,288,522              $  (3,510)                 $1,285,012
  Crossroads                              1,134,110                (96,060)                  1,038,050
  Legacy                                    750,386               (143,941)                    606,445


Year Ended December 31, 1999
----------------------------
                                     Total Investment                                     Net Advisory
                                      Advisory Fees               Waiver                   Fees Paid
                                      -------------               ------                   ---------

  Ascent                                 $1,216,353              $        0                 $1,216,353
  Crossroads                              1,146,645                       0                  1,146,645
  Legacy                                    809,797                 (2,427)                    807,370

Year Ended December 31, 1998
----------------------------
                                     Total Investment                                     Net Advisory
                                      Advisory Fees               Waiver                   Fees Paid
                                      -------------               ------                   ---------

  Ascent                                $ 1,107,075            $         0                  $1,107,075
  Crossroads                              1,013,082                      0                   1,013,082
  Legacy                                    745,715                      0                     745,715


                       ADMINISTRATIVE SERVICES AGREEMENTS

Pursuant to an Administrative Services Agreement, Aeltus acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers. The services provided by Aeltus include: (1) internal accounting services; (2) monitoring regulatory compliance, such as reports and filings with the Commission and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semiannual and annual reports to shareholders; (5) calculating NAV; (6) the preparation of certain shareholder communications; (7) supervision of the custodians and transfer agent; and (8) reporting to the Directors.

Listed below are the fees that Aeltus is entitled to receive from each Portfolio at an annual rate based on average daily net assets of each Portfolio:


              Administrative Fee                 Fund Assets
              ------------------                 -----------
                    0.075%                 On the first $5 billion
                    0.050%                 On all assets over $5 billion


For the years ended December 31, 2000, 1999 and 1998, administrative services fees were paid to Aeltus and ALIAC (for the period January 1, 1997 to April 30, 1998) as follows:

                            2000                 1999                1998
                            ----                 ----                ----
Ascent                 $    161,065         $   152,044          $   179,401
Crossroads                  141,764             143,331              162,576
Legacy                       93,798             101,225              117,097


                                    CUSTODIAN


Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania, 15258, serves as custodian for the assets of the Portfolios. The custodian does not participate in determining the investment policies of a Portfolio nor in deciding which securities are purchased or sold by a Portfolio. A Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

For portfolio securities which are purchased and held outside the U.S., Mellon Bank, N.A. has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                 TRANSFER AGENT


DST Systems, Inc., 330 West 9th Street, Kansas City, Missouri 64105-1514, serves as the transfer agent and dividend-paying agent to the Fund.

                              INDEPENDENT AUDITORS

____________, 1 Financial Plaza, 755 Main Street, Hartford, Connecticut 06103 serves as independent auditors to the Funds. ______________ provides audit and tax services, assistance and consultation in connection with the Commission filings.

                              PRINCIPAL UNDERWRITER

Shares of the Portfolios are offered on a continuous basis. Effective May 1, 2001, the Board approved a change in the principal underwriter from Aetna Investment Services, LLC, 151 Farmington Avenue, Hartford, Connecticut 06156 to Aeltus Capital, Inc. (ACI), 10 State House Square, Hartford, Connecticut 06103. ACI is a Connecticut corporation and is a wholly owned subsidiary of Aeltus and an indirect wholly owned subsidiary of ING. As principal underwriter, ACI has agreed to use its best efforts to distribute the shares of each Portfolio.

                       DISTRIBUTION SERVICING ARRANGEMENTS

Shares are distributed by ACI. Class S shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Class S Distribution Plan, ACI is paid an annual distribution fee at the rate of 0.25% of the average daily net assets of the Class S shares of the Series. The distribution fee may be used to cover expenses incurred in promoting the sale of Class S shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee. ACI may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.

ACI is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Distribution Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether the Plan should be continued. The terms and provisions of the Plan relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

The Distribution Plan specifies that the Series must pay a distribution fee to ACI for its distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if ACI's expenses exceed the distribution fee it receives, the Series will not be obligated to pay more than that fee. On the other hand, if ACI's expenses are less than such fee, ACI will retain its full fee and realize a profit.

The Distribution Plan continues from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Distribution Plan may not be amended to increase the amount to be spent for the services provided by ACI without shareholder approval. All amendments to the Distribution Plan must be approved by the Board in the manner described above. The Distribution Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days notice to any other party to the Distribution Plan. All persons who are under common control with AGPI could be deemed to have a financial interest in the Plan. No other interested person of AGPI has a financial interest in the Plan.

In approving the Distribution Plan, the Board considered all the features of the distribution system, including 1) the advantage to investors in having no initial sales charges deducted from Series purchase payments and instead having the entire amount of their purchase payments immediately invested in Series shares, 2) the advantages to the shareholders of economies of scale resulting from growth in the Series' assets and potential continued growth, 3) the services provided to the Series and its shareholders by ACI, and 4) ACI's shareholder distribution-related expenses and costs.

                       PURCHASE AND REDEMPTION OF SHARES

Shares of a Portfolio are purchased and redeemed at the NAV next determined after receipt of a purchase or redemption order in acceptable form as described in the Prospectus.

The value of shares redeemed may be more or less than the shareholder's costs, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made by a Portfolio within seven days or the maximum period allowed by law, if shorter, after the redemption request is received by AGPI or by ALIAC.


                   BROKERAGE ALLOCATION AND TRADING POLICIES


Subject to the supervision of the Board, Aeltus has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus may also consider the sale of shares of registered investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute portfolio transactions on behalf of each Portfolio or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to Aeltus' duty to obtain best execution.

Aeltus receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Portfolios. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Portfolios and other investment companies, services related to the execution of trades on behalf of a Portfolio and advice as to the valuation of securities, the providing of equipment used to communicate research information and specialized consultations with personnel with respect to computerized systems and data furnished to the Portfolios as a component of other research services. Aeltus considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Portfolio's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. Aeltus' policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided. When the trader believes that more than one broker can provide best execution, preference may be given to brokers that provide additional services to Aeltus.

Research services furnished by brokers through whom the Portfolios effect securities transactions may be used by Aeltus in servicing all of its accounts; not all such services will be used by Aeltus to benefit the Portfolios.

Consistent with federal law, Aeltus may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or
(2) by means of separate, non-commission payments. Aeltus' judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' opinion as to which services and which means of payment are in the long-term best interests of the Portfolios.

The Portfolios have not effected, and have no present intention of effecting, any brokerage transactions in portfolio securities any affiliated person.

A Portfolio and another advisory client of Aeltus or Aeltus itself, may desire to buy or sell the same security at or about the same time. In such a case, the purchases or sales will normally be aggregated, and then allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In some cases the smaller orders will be filled first. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of a Portfolio and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.


Brokerage commissions were paid as follows:
                              2000             1999                  1998
                              ----             ----                  ----

Ascent               $      801,020    $      689,378        $     605,437
Crossroads                  617,966           487,213              449,865
Legacy                      285,133           234,090              244,885


For the fiscal year ended December 31, 2000, commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

Company Name                            Commissions Paid on Total Transactions
------------                            --------------------------------------

Ascent                                              $       162,847
Crossroads                                                  110,539
Legacy                                                       42,103

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.


AGPI and Aeltus each have adopted a Code of Ethics (in accordance with Rule 17j-1 under the 1940 Act). The Codes of Ethics allow personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Portfolio. However, it prohibits a person from taking advantage of Portfolio trades or from acting on inside information.


                                 NET ASSET VALUE


Securities of the Portfolios are generally valued by independent pricing services, which have been approved by the Board. The values for equity securities traded on registered securities exchanges (except as otherwise noted below) are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price. Readily marketable securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market are valued at the mean of the current bid and asked prices as reported by independent pricing sources. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Securities for which prices are not obtained from a pricing service are valued based upon the assessment of market-makers in those securities. Debt securities maturing in sixty days or less at the date of valuation will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

With respect to any Portfolio that invests in foreign securities, because those securities may be traded on markets that are open on days when the Portfolio does not price its shares, the value of the Portfolio may change even though shareholders may not be permitted to sell or redeem shares.


                                   TAX STATUS


The following is only a limited discussion of certain additional tax considerations generally affecting each Portfolio. No attempt is made to present a detailed explanation of the tax treatment of each Portfolio and no explanation is provided with respect to the tax treatment of any Portfolio shareholder. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. Holders of VA Contracts or VLI Policies must consult the contract prospectus, prospectus summary or disclosure statement for information concerning the federal income tax consequences of owning such VA Contracts or VLI Policies.


Qualification as a Regulated Investment Company


Each Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits.


Qualification of Segregated Asset Accounts

Under Code section 817(h), a segregated asset account upon which a VA Contract or VLI Policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide, that except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions may be considered the same issuer. As a safe harbor, a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. government securities and securities of other regulated investment companies.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look-through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of the shares.

Foreign Investments


Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on the undistributed income of a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (taxable year election)). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


                             PERFORMANCE INFORMATION

Total return performance information of all Portfolios may appear in reports or promotional literature to current or prospective shareholders.


Average Annual Total Return


Quotations of average annual total return for any Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Portfolio over a period of one, five and ten years (or, if less, up to the life of the Portfolio), calculated pursuant to the formula:


                                P(1 + T)n = ERV

Where:
P = a hypothetical initial payment of $1,000
T = an average annual total return
n = the number of years
ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, or 10 year period (or fractional portion thereof).


On ________, 2001, the existing shares of each Portfolio were redesignated as Class R shares. In addition, a new class of shares, Class S shares, was introduced to each Portfolio. For periods prior to the Class S inception date, Class S performance is derived from the historical performance of Class R shares, adjusted to reflect the fees and operating expenses applicable to Class S shares (particularly, Class S shares' 0.25% Rule 12b-1 distribution fee). Performance information will be computed separately for each class. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance information for a Portfolio may be compared, in reports and promotional literature, to: (a) the Standard & Poor's 500 Index, the Russell 2000 Index, the Russell 3000 Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Intermediate Government Bond Index, Merrill Lynch High Yield Index, Salomon Brothers Broad Investment Grade Bond Index, Dow Jones Industrial Average, or other indices (including, where appropriate, a blending of indices) that measure performance of a pertinent group of securities widely regarded by investors as representative of the securities markets in general; (b) other groups of investment companies tracked by Morningstar or Lipper Analytical Services, widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Portfolio.


                                             Statement of Additional Information

                                     PART C

                                OTHER INFORMATION
                                -----------------

Item 23. Exhibits
-----------------

         (a.1)    Articles of Incorporation(1)
         (a.2)    Articles Supplementary(2)
         (a.3)    Articles of Amendment(3)
         (a.4)    Articles of Amendment (June 8, 2001)
         (a.5)    Articles Supplementary (June 8, 2001)
         (b)      Amended and Restated Bylaws(4)
         (c)      Instruments Defining Rights of Holders(5)
         (d)      Investment Advisory Agreement between Aetna Generation
                  Portfolios, Inc. (Registrant), on behalf of Aetna Ascent VP,
                  Aetna Crossroads VP and Aetna Legacy VP and Aeltus Investment
                  Management, Inc. (Aeltus)(4)
         (e)      Underwriting Agreement between the Registrant and Aeltus
                  Capital, Inc.
         (f)      Directors' Deferred Compensation Plan(6)
         (g)      Custodian Agreement between the Registrant and Mellon Bank,
                  N.A.(7)
         (h.1)    Administrative Services Agreement between the Registrant, on behalf of Aetna Ascent VP, Aetna Crossroads VP and Aetna
                  Legacy VP and Aeltus(8)
         (h.2)    Amendment to Administrative Services Agreement between the
                  Registrant, on behalf of Aetna Ascent VP, Aetna Crossroads VP and Aetna Legacy VP and Aeltus(9)
         (h.3)    License Agreement(1)
         (i)      Opinion and Consent of Counsel*
         (j)      Consent of Independent Auditors*
         (k)      Not applicable
         (l)      Agreement Concerning Initial Capital(1)
         (m)      Distribution Plan (Class S)
         (n)      Form of Multiple Class Plan
         (o)      Not applicable
         (p.1)    Aeltus Code of Ethics(10)
         (p.2)    Aetna Mutual Funds Code of Ethics(11)
         (q.1)    Power of Attorney (April 4, 2001)(12)
         (q.2)    Authorization for Signatures(13)

*To be filed by amendment.

1. Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-88334), as filed with the Securities and Exchange Commission (SEC) on June 19, 1995.
2. Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (File No. 33-88334), as filed with the SEC on April 15, 1997.
3. Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A (File No. 33-88334), as filed with the SEC on April 27, 1998.
4. Incorporated by reference to Post Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 33-88334), as filed with the SEC on April 26, 2001.
5. Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-88334), as filed with the SEC on April 25, 1996.

6. Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-88334), as filed with the SEC on February 26, 1998.
7. Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on August 29, 2001.
8. Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-88334), as filed with the SEC on April 27, 1999.
9. Incorporated by reference Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-88334), as filed with the SEC on February 16, 2000.
10. Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 33-12723), as filed with the SEC on April 5, 2001.
11. Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File No. 333-05173), as filed with the SEC on August 1, 2000.
12. Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A (File No. 333-05173), as filed with the SEC on April 24, 2001.
13. Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-05173), as filed with the SEC on September 26, 1997.

Item 24. Persons Controlled by or Under Common Control
------------------------------------------------------

       Registrant is a Maryland corporation for which separate financial statements are filed. As of July 31, 2001, Aetna Life Insurance and Annuity Company (ALIAC), and its affiliates, had the following interest in the portfolios of the Registrant, through direct ownership or through one of ALIAC's separate accounts:

                                                                  % Aetna
                                                                  -------
                        Aetna Ascent VP                            100.00%
                        Aetna Crossroads VP                        100.00%
                        Aetna Legacy VP                            100.00%

       Aetna is an indirect wholly owned subsidiary of ING Groep N.V.

       A list of all persons directly or indirectly under common control with the Registrant is incorporated herein by reference to Item 26 of Post-Effective Amendment No. 18 to the Registration Statement on Form N-4 (File No. 33-81216), as filed electronically with the SEC on April 9, 2001.

Item 25. Indemnification
------------------------

       Article 9, Section (d) of the Registrant's Articles of Incorporation, incorporated herein by reference to Exhibit (a.1) of this Post-Effective Amendment, provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are currently covered under a directors and officers errors and omissions liability insurance policy issued by ICI Mutual Insurance Company, which expires October 1, 2002.

       Section XI.B of the Administrative Services Agreement incorporated herein by reference to Exhibit (h.1) of this Post-Effective Amendment, provides for indemnification of Aeltus, the Administrator.

       Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights than those provided by statute.

Item 26.  Business and Other Connections of Investment Adviser
--------------------------------------------------------------

       The investment adviser, Aeltus, is registered as an investment adviser with the Securities and Exchange Commission. In addition to serving as the investment adviser and administrator for the Registrant, Aeltus acts as the investment adviser and administrator for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Variable Portfolios, Inc., and Aetna Series Fund, Inc. (all management investment companies registered under the Investment Company Act of 1940 (the "1940 Act")). Aeltus also acts as the investment adviser to certain private accounts.

The following table summarizes the business connections of the directors and principal officers of the investment adviser.

------------------------------ ------------------------------------------------------------------------------------------
Name                           Positions and Offices             Other Principal Position(s) Held
----                           with Investment                   Since Dec. 31, 1998/Addresses
                               -----------------------           -----------------------------
                               Adviser
                               -------
------------------------------ ------------------------------------------------------------------------------------------
J. Scott Fox*                  Director, President,              Director (since May 1996), President (since April 2001), Chief
                               Chief Executive Officer           Executive Officer (since June 2001) and Chief Operating officer
                               and Chief Operating               (since May 1996), Chief Financial Officer (May 1996 to June 2001),
                               Officer                           Managing Director (May 1996 to April 2001) - Aeltus Trust Company;
                                                                 Director (since February 1995), Executive Vice President (since
                                                                 April 2001), Chief Operating Officer (since February 1995),Chief
                                                                 Financial Officer, Managing Director (February 1995 to April 2001)
                                                                 - Aeltus Capital, Inc.
Thomas J. McInerney**          Director                          General Manager and Chief Executive Officer (Since
                                                                 December 2000) - ING U.S. Worksite Financial Services;
                                                                 Director (since February 1998), President (since
                                                                 August 1997) - Aetna Retirement Services, Inc.;
                                                                 Director and President (September 1997 to May 2000)
                                                                 and (Since September 2000) - Aetna Life Insurance and
                                                                 Annuity Company; Executive Vice President (August 1997
                                                                 to December 2000) - Aetna Inc.
Mark A. Tullis***              Director                          Director (since December 2000) - Aetna Life Insurance
                                                                 and Annuity Company; General Manager and Chief of
                                                                 Staff (since November 2000) - ING North America
                                                                 Insurance Corporation; Executive Vice President and
                                                                 General Manager, Strategy and Operations (1999 to
                                                                 November 2000) - ING North America Insurance
                                                                 Corporation; Executive Vice President (June 1994 to
                                                                 August 1999) - Primerica.
John G. Turner****                                               Director Vice Chairman (September 2000 to present) -
                                                                 ING Americas; Chairman and Chief Executive Officer (July
                                                                 1993 to September 2000) - ReliaStar.
Stephanie A. DeSisto*          Senior Vice President             Senior Vice President and Assistant Treasurer (since April 2001),
                               and Assistant Treasurer           Vice President (April 2000 to April 2001) - Aeltus Trust Company.


------------------------------ ------------------------------------------------------------------------------------------
Name                           Positions and Offices             Other Principal Position(s) Held
----                           with Investment                   Since Dec. 31, 1998/Addresses
                               -----------------------           -----------------------------
                               Adviser
                               -------
------------------------------ ------------------------------------------------------------------------------------------
Michael Gioffre*                   Senior Vice President,        Senior Vice President (since April 2001), Assistant
                                   Counsel and Secretary         General Counsel and Secretary (since July 2000) -
                                                                 Aeltus Capital, Inc.; Senior Vice President (since
                                                                 April 2001), Counsel (since July 2001), Secretary (since July
                                                                 2000) - Aeltus Trust Company; Assistant Secretary (January 2000
                                                                 to July 2000), Assistant General Counsel (July 2000 to July 2001)-
                                                                 Aeltus Trust Company; Counsel (May 1998 to July 2000) -
                                                                 Aetna Financial Services, Inc.
Brian K. Kawakami*                 Senior Vice President,        Senior Vice President (since April 2001), Chief
                                   Chief Compliance Officer      Compliance Officer & Director (since January 1996) -
                                                                 Aeltus Trust Company; Senior Vice President (April 2001),Chief
                                                                 Compliance Officer (since August 1993) - Aeltus Capital, Inc.
Neil Kochen*                       Executive Vice President,     Executive Vice President, Chief Investment Officer
                                   Chief Investment Officer      (since April 2001), Managing Director (April 1996 to
                                                                 April 2001) - Aeltus Trust Company; Executive Vice
                                                                 President (since April 2001), Managing Director (August 1996 to
                                                                 April 2001) - Aeltus Capital, Inc.
Frank Litwin*                      Executive Vice President,     Executive Vice President (since April 2001) - Aeltus
                                   Retail Marketing and Sales    Capital, Inc.; Executive Vice President (since April
                                                                 2001), Managing Director (September 1997 to April
                                                                 2001)- Aeltus Trust Company.
L. Charles Meythaler*              Executive Vice President,     Executive Vice President (since April 2001), Director
                                   Chief Marketing Officer       (since July 1997) - Aeltus Trust Company; Managing
                                                                 Director (June 1997 to April 2001) - Aeltus Trust Company.


   * The principal business address of each person named is 10 State House Square, Hartford, Connecticut 06103-3602.
  ** The principal business address of Mr. McInerney is 151 Farmington Avenue,
     Hartford, Connecticut 06156.
 *** The principal business address of Mr. Tullis is 5780 Powers Ferry Road,
     NW, Atlanta, Georgia 30327-4390.
**** The principal business address of Mr. Turner is 20 Washington Avenue
     South, Minneapolis, Minnesota 55401.

Item 27. Principal Underwriters
-------------------------------

       (a)    None

       (b) The following are the directors and principal officers of Aeltus Capital, Inc., the principal underwriter of the Registrant:

Name and Principal                    Positions and Offices                          Positions and Offices
Business Address*                     with Principal Underwriter                     with Registrant
-----------------                     --------------------------                     ---------------
J. Scott Fox                          Director, Executive Vice President             Director and President
                                      and Chief Operating Officer

Brian K. Kawakami                     Director, Senior Vice President, Chief         None
                                      Compliance Officer

Frank Litwin                          Director, Executive Vice President             Vice President

L. Charles Meythaler                  Director                                       None

Michael Gioffre                       Senior Vice President, Assistant General       Secretary
                                      Counsel and Secretary

Daniel F. Wilcox                      Senior Vice President, Finance and Treasurer   None

      *The principal business address of all directors and officers listed is 10
       State House Square, Hartford, Connecticut 06103-3602.

       (c)   Not applicable.

Item 28. Location of Accounts and Records
-----------------------------------------

       As required by Section 31(a) of the 1940 Act and the rules thereunder, the Registrant and its investment adviser, Aeltus, maintain physical possession of each account, book or other document, at 151 Farmington Avenue, Hartford, Connecticut 06156 and 10 State House Square, Hartford, Connecticut 06103-3602, respectively.

Item 29. Management Services
----------------------------

       Not applicable.

Item 30. Undertakings
---------------------
       Not applicable.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act and the Investment Company Act, Aetna Generation Portfolios, Inc. has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut, on the 7th day of September, 2001.

                                         AETNA GENERATION PORTFOLIOS, INC.
                                         ---------------------------------------
                                                       (Registrant)

                                         By            J. Scott Fox*
                                           -------------------------------------
                                                       J. Scott Fox
                                                       President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature                               Title                                           Date
---------                               -----                                           ----
J Scott Fox*                            President and Director                 )
-------------------------------------   (Principal Executive Officer           )
J. Scott Fox                                                                   )
                                                                               )
Albert E. DePrince, Jr.*                Director                               )
-------------------------------------                                          )
Albert E. DePrince, Jr.                                                        )
                                                                               )
Maria T. Fighetti*                      Director                               )        September 7,
-------------------------------------                                          )        2001
Maria T. Fighetti                                                              )
                                                                               )
David L. Grove*                         Director                               )
-------------------------------------                                          )
David L. Grove                                                                 )
                                                                               )
Sidney Koch*                            Director                               )
-------------------------------------                                          )
Sidney Koch                                                                    )
                                                                               )
Corine T. Norgaard*                     Director                               )
-------------------------------------                                          )
Corine T. Norgaard                                                             )
                                                                               )

Richard G. Scheide*                    Director                                )
-------------------------------------
Richard G. Scheide                                                             )
                                                                               )

John G. Turner*                         Director                               )
-------------------------------------
John G. Turner                                                                 )
                                                                               )
Stephanie A. DeSisto*                  Treasurer and Chief Financial Officer   )
-------------------------------------  (Principal Financial and Accounting     )
Stephanie A. DeSisto                   Officer)                                )


By:       /s/ Michael Gioffre

          ------------------------------------------------
         *Michael Gioffre
          Attorney-in-Fact

   * Executed pursuant to Power of Attorney dated April 4, 2001 and filed with the Securities and Exchange Commission on April 26, 2001.

                        Aetna Generation Portfolios, Inc.
                                  EXHIBIT INDEX

        Exhibit No.                   Exhibit                                Page
        -----------                   -------                                ----


99-(a.4)                Articles of Amendment (June 8, 2001)                 ------------------

99-(a.5)                Articles Supplementary (June 8, 2001)                ------------------

99-(e)                  Amended and Restated Underwriting Agreement
                        Between the Registrant and Aeltus Capital, Inc.      ------------------

99-(m)                  Distribution Plan (Class S)                          ------------------


99-(n)                  Form of Multiple Class Plan                          ------------------